Exhibit 10.5

SunEdison Registration Rights Agreement

EXECUTION VERSION

TERRAFORM POWER, INC.,

SUNEDISON, INC.,

SUNEDISON HOLDINGS CORPORATION

- and –

SUNE ML1, LLC

REGISTRATION RIGHTS AGREEMENT

October 16, 2017

TABLE OF CONTENTS

ARTICLE 1
INTERPRETATION		1
1.1	Definitions	1
1.2	Headings and Table of Contents	3
1.3	Interpretation	3
1.4	Invalidity of Provisions	3
1.5	Entire Agreement	4
1.6	Waiver, Amendment	4
1.7	Mutual Waiver of Jury Trial	4
1.8	Consent to Jurisdiction and Service of Process	4
1.9	Specific Enforcement	5
1.10	Governing Law	5

ARTICLE 2
REGISTRATION RIGHTS		5
2.1	Registration	5
2.2	Short-Form Filings	6
2.3	Holdback Agreements	6
2.4	Registration Procedures	6
2.5	Suspension of Dispositions	8
2.6	Registration Expenses	9
2.7	Indemnification	9
2.8	Transfer of Registration Rights	11
2.9	Preservation of Rights	11

ARTICLE 3
TERMINATION		11
3.1	Termination	11

ARTICLE 4
MISCELLANEOUS		12
4.1	Enurement	12
4.2	Notices	12
4.3	Authority	12
4.4	Further Assurances	12
4.5	Counterparts	13

i

REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT made as of the 16th day of October, 2017

BETWEEN:

TERRAFORM POWER, INC. (“TERP”)

SUNEDISON, INC., (“SunEdison”)

SUNEDISON HOLDINGS CORPORATION (“SHC”)

- and –

SUNE ML1, LLC (“SML1”)

RECITALS:

WHEREAS, TERP desires to provide the Holders with the registration rights specified in this Agreement with respect to Registrable Shares on the terms and subject to the conditions set forth herein.

NOW THEREFORE the parties covenant and agree, each with the other, as follows:

ARTICLE 1

 INTERPRETATION

1.1   Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

1.1.1 “Advice” has the meaning assigned to such term in Section 2.5;

1.1.2 “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by such Person, or is under common Control of a third Person;

1.1.3 “Agreement” means this Registration Rights Agreement;

1.1.4 “Beneficial owner” or “beneficially own” has the meaning given such term in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, and a Person’s beneficial ownership of Shares shall be calculated in accordance with the provisions of such rules; provided, however, that for purposes of determining beneficial ownership, a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person, whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities.

1.1.5 “Business Day” means every day except a Saturday or Sunday, or a day which is a statutory or civic holiday in the Province of Ontario or the State of New York;

1.1.6 “Control” means the control by one Person of another Person in accordance with the following: a Person (“A”) controls another Person (“B”) where A has the power to determine the management and policies of B by contract or status (for example the status of A being the general partner of B) or by virtue of the beneficial ownership of or control over a majority of the voting interests in B; and, for certainty and without limitation, if A owns or has control over shares or other securities to which are attached more than 50% of the votes permitted to be cast in the election of directors to the Governing Body of B or A is the general partner of B, a limited partnership, then in each case A Controls B for this purpose, and the term “Controlled” has the corresponding meaning;

1.1.7 “Effective” means, in the case of a Registration Statement, the registration statement becoming effective, whether automatically, by a declaration by the SEC that such registration statement is effective or otherwise;

1.1.8 “Effective Date” means the date a Registration Statement becomes Effective;

1.1.9 “FINRA” means Financial Industry Regulatory Authority, Inc.;

1.1.10 “Governing Body” means (i) with respect to a corporation or limited company, the board of directors of such corporation or limited company, (ii) with respect to a limited liability company, the manager(s) or managing partner(s) of such limited liability company, (iii) with respect to a partnership, the board, committee or other body of each general partner or managing partner of such partnership, respectively, that serves a similar function (or if any such general partner is itself a partnership, the board, committee or other body of such general or managing partner’s general or managing partner that serves a similar function) and (iv) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of (i) through (iv) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer and managing director;

1.1.11 “Holder” means (i) the SunEdison Holders and (ii) any direct transferee of any SunEdison Holder who has become a party to this Agreement in accordance with Section 2.8 and has agreed in writing to be bound by the terms of this Agreement, in each case only to the extent such Person holds Registrable Shares;

1.1.12 “Inspectors” has the meaning assigned to such term in Section 2.4(j);

1.1.13 “Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability company, unlimited liability company, joint stock company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted and pronouns have a similarly extended meaning;

1.1.14 “Records” has the meaning assigned to such term in Section 2.4(j);

1.1.15 “register,” “registered” and “registration” refers to a registration effected by preparing and filing a registration statement in compliance with the U.S. Securities Act, and the declaration or ordering of the effectiveness of such registration statement;

1.1.16 “Registrable Shares” means the Shares owned by the SunEdison Holders as of the date of this Agreement, together with any securities (including the Shares) distributed by the SunEdison Holders to any other Holders by way of plan of reorganization, purchase (whether through a rights offering or otherwise), dividend, recapitalization, merger, consolidation, amalgamation or otherwise; provided, however, that Shares that, pursuant to Section 3.1, no longer have registration rights hereunder shall not be considered Registrable Shares;

1.1.17 “Registration Statement” means a registration statement on Form S-1 or S-3 or any similar or successor to such forms under the U.S. Securities Act (which includes any preliminary prospectus, prospectus, prospectus supplement or free writing prospectus used in connection therewith and any pre- and post-effective amendments and supplements to such registration statement or prospectus).

1.1.18 “SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the U.S. Securities Act;

1.1.19 “Seller Affiliates” has the meaning assigned to such term in Section 2.7.1;

1.1.20 “Shares” means shares of the Class A common stock, par value $0.01 per share, of TERP;

1.1.21 “SHC” has the meaning assigned to such term in the preamble;

1.1.22 “Shelf Registration” has the meaning assigned to such term in Section 2.1.1(a).

1.1.23 “Shelf Registration Statement” means a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the U.S. Securities Act (or any successor rule);

1.1.24 “SML1” has the meaning assigned to such term in the preamble;

1.1.25 “SunEdison” has the meaning assigned to such term in the preamble;

1.1.26 “SunEdison Holders” means SunEdison, SHC and SML1;

1.1.27 “Suspension Notice” has the meaning assigned to such term in Section 2.5;

1.1.28 “Suspension Reason” means, an event or occurrence that, in the opinion of TERP’s counsel, would require disclosure of information in a Shelf Registration Statement not otherwise then publicly disclosed so that such Shelf Registration Statement (including any supplement or amendment or supplement thereto) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

1.1.29 “TERP” has the meaning assigned to such term in the preamble;

1.1.30 “U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder;

1.1.31 “U.S. Securities Act” means the United States Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations promulgated by the SEC thereunder; and

1.1.32 “U.S. Securities Laws” means, collectively, the securities laws of the United States, including the U.S. Exchange Act, the U.S. Securities Act, state securities or “blue sky” laws within the United States, and all rules, regulations and ordinances promulgated thereunder.

1.1.33 “Valid Business Reason” has the meaning assigned to such term in Section 2.1.2.

1.2   Headings and Table of Contents

The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof.

1.3   Interpretation

In this Agreement, unless the context otherwise requires:

1.3.1 words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders;

1.3.2 the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

1.3.3 references to any Person include such Person’s successors and permitted assigns;

1.3.4 except as otherwise provided in this Agreement, any reference in this Agreement to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all rules and regulations made under such statute, in the case of a statute, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to;

1.3.5 any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified;

1.3.6 in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day; and

1.3.7 except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency.

1.4   Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The parties will engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces.

1.5   Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneous with, or after entering into this Agreement, or any amendment or supplement hereto, by any party to this Agreement or its directors, officers, employees or agents, to any other party to this Agreement or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the parties to this Agreement has been induced to enter into this Agreement or any amendment or supplement by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above.

1.6   Waiver, Amendment

Except as expressly provided in this Agreement, no amendment or waiver of this Agreement will be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided. A party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right. This Agreement may not be amended or modified in any respect except by a written agreement signed by TERP and the Holders of a majority of the then outstanding Registrable Shares.

1.7   Mutual Waiver of Jury Trial

AS A SPECIFICALLY BARGAINED-FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

1.8   Consent to Jurisdiction and Service of Process

EACH OF THE PARTIES HERETO EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH BELOW SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY OR THEREBY FURTHER EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

1.9   Specific Enforcement

THE PARTIES ACKNOWLEDGE AND AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OR THREATENED BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF COMPETENT JURISDICTION, IN EACH CASE WITHOUT PROOF OF DAMAGES OR OTHERWISE (AND EACH PARTY HEREBY WAIVES ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY), THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. THE PARTIES AGREE NOT TO ASSERT THAT A REMEDY OF SPECIFIC ENFORCEMENT IS UNENFORCEABLE, INVALID, CONTRARY TO LAW OR INEQUITABLE FOR ANY REASON, NOR TO ASSERT THAT A REMEDY OF MONETARY DAMAGES WOULD PROVIDE AN ADEQUATE REMEDY.

1.10   Governing Law

The internal law of the State of New York shall govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

ARTICLE 2

 REGISTRATION RIGHTS

2.1   Registration

2.1.1 Shelf Registration.

(a)
Subject to Section 2.1.2, TERP shall file a Shelf Registration Statement for a public offering of all Registrable Shares (the “Shelf Registration”), as set forth in this Section 2.1.1, on or prior to the later of (i) thirty (30) days following the date on which TERP has made all then-required filings on Forms 10-K and 10-Q under the U.S. Exchange Act and (ii) thirty (30) days following the date of this Agreement. For the avoidance of doubt, nothing in this Agreement shall require TERP to provide for an underwritten offering or “piggyback” registration rights.

(b)
If the Registrable Shares are held by the SunEdison Holders at the time TERP files the Shelf Registration Statement in accordance with Section 2.1.1(a), such Shelf Registration Statement shall identify the SunEdison Holders as the selling stockholders and shall provide only for the sale of the Registrable Shares thereunder (i) to creditors or shareholders of SunEdison in accordance with SunEdison’s then-current plan of reorganization, if the distribution of such Registrable Shares to the creditors or shareholders of SunEdison qualifies for registration under the U.S. Securities Act, or (ii) from time to time in the market or through other distribution methods, other than through an intermediary acting as an underwriter.

(c)
If, at any time during which there are Registrable Shares outstanding (including after the date on which TERP files the Shelf Registration Statement in accordance with Section 2.1.1(a)) the SunEdison Holders shall have distributed any Registrable Shares to creditors or shareholders of SunEdison in a private unregistered offering, and such creditors or shareholders have become Holders pursuant to Section 2.8, TERP shall file an amendment or supplement to such Shelf Registration Statement as promptly as reasonably practicable to identify such Holders as the selling stockholders and to provide only for the sale of the Registrable Shares thereby from time to time in the market or through other distribution methods, other than through an intermediary acting as an underwriter.

2.1.2   Deferral of Filing. TERP may defer the filing (but not the preparation) of any supplement or amendment to such Shelf Registration Statement required to be filed pursuant to Section 2.4(e) if in the opinion of TERP’s counsel, the filing of such supplement or amendment would require disclosure of information not otherwise then required by law to be publicly disclosed and, in the good faith and reasonable judgment of the board of directors of TERP, such disclosure is reasonably expected to materially and adversely affect any material financing, acquisition, corporate reorganization or merger or other material transaction or event involving TERP (a “Valid Business Reason”) until such Valid Business Reason no longer exists. In no event shall TERP avail itself of the right to defer the filing of any supplement or amendment to such Shelf Registration Statement for more than ninety (90) days (in aggregate during the term of this Agreement); and TERP shall give notice to the Holders of its determination to defer the filing of any supplement or amendment to such Shelf Registration Statement pursuant to Section 2.4(e), and of the fact that the Valid Business Reason for such deferral no longer exists, in each case, promptly after the occurrence thereof.

2.2   Short-Form Filings

TERP shall use its commercially reasonable efforts to cause the Shelf Registration to be registered on Form S-3 (or any successor form), and if TERP is not then eligible under the U.S. Securities Laws to use Form S-3, the Shelf Registration shall be registered on the form, if any, for which TERP then qualifies. TERP shall use its commercially reasonable efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its commercially reasonable efforts to remain so eligible. After becoming eligible to use Form S-3, TERP may convert the Shelf Registration on such other form into a Shelf Registration on Form S-3 by filing a post-effective amendment.

2.3   Holdback Agreements

Each Holder agrees, to the extent such Holder together with any Person with whom such Holder has formed (and not terminated) a “group” (as defined in the Exchange Act), beneficially owns 10% or more of the outstanding Shares, not to offer, sell, contract to sell or otherwise dispose of any Registrable Shares, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under the U.S. Securities Act (except as part of such underwritten offering), during the seven (7) days prior to, and during the ninety (90)-day period (or such lesser period as the lead or managing underwriters may require) beginning on, the Effective Date for an underwritten offering by TERP (or, in the case of an offering pursuant to an Effective Shelf Registration Statement, the pricing date for such underwritten offering).

2.4   Registration Procedures

TERP will use its commercially reasonable efforts to effect the registration of the Registrable Shares in accordance with the applicable methods of disposition set forth in Section 2.1.1(b) or (c), as promptly as is practicable, and pursuant thereto TERP will:

(a)
prepare and file, pursuant to Section 2.1.1, a Shelf Registration Statement with respect to the Registrable Shares and use its reasonable best efforts to cause such Shelf Registration Statement to become Effective as soon as reasonably practicable following the filing thereof; provided that as far in advance as practicable before filing such Shelf Registration Statement or any amendment or supplement thereto, TERP will furnish to the Holders copies of reasonably complete drafts of such Shelf Registration Statement prepared to be filed (including exhibits), and any Holder shall have the opportunity to object to any information contained therein and TERP will give reasonable consideration to and discuss with such Holder in good faith any corrections reasonably requested by such Holder with respect to such information prior to filing any such Shelf Registration Statement or any amendment or supplement thereto;

(b)
prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement Effective and to comply with the provisions of the applicable U.S. Securities Laws with respect to the disposition of all Registrable Shares subject thereto for a period ending on the earlier of (i) one (1) year after the date of this Agreement and (ii) the date on which all Registrable Shares shall have been disposed of in accordance with such Shelf Registration Statement or are freely tradable, without volume or manner of sale restrictions, under the U.S. Securities Act;

(c)
furnish to each Holder such number of copies of such Shelf Registration Statement, each amendment and supplement thereto, any documents incorporated by reference therein and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder (it being understood that, subject to Section 2.5 and the requirements of the applicable U.S. Securities Laws, TERP consents to the use of such Shelf Registration Statement and any amendment or supplement thereto by each seller in connection with the offering and sale of the Registrable Shares covered by such Shelf Registration Statement);

(d)
use its commercially reasonable efforts to register or qualify the Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of a majority of the Registrable Shares may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such Shelf Registration Statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition of the Registrable Shares owned by such Holder in such jurisdictions (provided, however, that TERP will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)
promptly notify each Holder and (if requested by any such Holder) confirm such notice in writing (i) when any supplement or amendment to such Shelf Registration Statement has been filed following the Effective Date, and when the same has become Effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (iii) at any time when a prospectus relating to such Holder’s disposition of Registrable Shares is required to be delivered under the applicable U.S. Securities Laws, of the happening of any event which makes untrue any statement of a material fact in such Shelf Registration Statement or which requires the making of any changes in such Shelf Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, subject to a deferral for a Valid Business Reason pursuant to Section 2.1.2, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such Shelf Registration Statement so that, as thereafter deliverable to the purchasers of such Registrable Shares, such Shelf Registration Statement will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f)
permit any selling Holder, which in such Holder’s reasonable judgment, might be deemed to be an underwriter or a controlling person of TERP, to participate in the preparation of such Shelf Registration Statement and to give reasonable consideration to and discuss with such Holder in good faith the insertion therein of material, furnished to TERP in writing, which in the reasonable judgment of such Holder and its counsel should be included in such Shelf Registration Statement;

(g)
use its commercially reasonable efforts to comply with all applicable U.S. Securities Laws, and make generally available to TERP’s security holders an earnings statement satisfying the provisions of Section 11(a) of the U.S. Securities Act as soon as reasonably practicable, but in no event later than sixty (60) days after the end of the calendar year, beginning with the first day of TERP’s first fiscal quarter of such calendar year commencing after the Effective Date, which earnings statement shall cover said calendar year, and which requirement will be deemed to be satisfied if TERP timely files complete and accurate information on Forms 10-K and 8-K under the U.S. Exchange Act which otherwise complies with Rule 158 under the U.S. Securities Act;

(h)
if requested by any Holder, promptly consider and discuss with such Holder in good faith incorporating in a prospectus supplement or post-effective amendment such information as such Holder reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such Holder, and promptly make all required filings of any such prospectus supplement or post-effective amendment so incorporated; provided, that TERP shall not be required to consider or discuss the inclusion in such Shelf Registration Statement of any selling stockholder or any method of disposition other than as set forth in Section 2.1.1(b) or (c), as applicable.

(i)
if any securities are to be evidenced by certificates, cooperate with the applicable selling Holder to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under such Shelf Registration Statement and enable such securities to be in such denominations and registered in such names as such Holder may request and keep available and make available to TERP’s transfer agent prior to the Effective Date a supply of such certificates;

(j)
to the extent that any selling Holder, in such Holder’s reasonable judgment, might be deemed to be an underwriter, and subject to the receipt, if reasonably requested by TERP, of confidentiality agreements in customary form and subject to customary exceptions, promptly make available for inspection by such Holder and any attorney, accountant or other agent or representative retained by any such Holder (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of TERP (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause TERP’s officers, directors and employees to supply all information requested by any such Inspector in connection with such Shelf Registration Statement; provided, however, that, (i) unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Shelf Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, TERP shall not be required to provide any information under this subparagraph (m) if TERP believes, after consultation with counsel for TERP, that to do so would cause TERP to forfeit an attorney-client privilege that was applicable to such information and (ii) each Holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to TERP and allow TERP, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(k)
use commercially reasonable efforts to cause the Registrable Shares included in such Shelf Registration Statement to be listed on The NASDAQ Stock Market LLC or such other primary securities exchange on which the Shares (or, if the Registrable Shares are not Shares, such other securities that form the Registrable Shares) may be primarily listed;

(l)	provide a transfer agent and registrar for all Registrable Shares registered hereunder;

(m)	cooperate with each Holder participating in the disposition of such Registrable Shares and its counsel in connection with any filings required to be made with FINRA;

(n)
during the period when a prospectus is required to be delivered under the applicable U.S. Securities Laws, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act;

(o)	notify each Holder of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such Shelf Registration Statement or for additional information; and

(p)
advise each Holder of Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order or ruling by the SEC suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest practicable moment if such stop order should be issued.

2.5   Suspension of Dispositions

Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a “Suspension Notice”) from TERP of the happening of any event or occurrence that constitutes a Suspension Reason, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by TERP that the use of the Shelf Registration Statement may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Shelf Registration Statement and, if so directed by TERP, such Holder will deliver to TERP all copies, other than permanent file copies then in such Holder’s possession, of the Shelf Registration Statement covering such Registrable Shares current at the time of receipt of such notice. TERP shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable. A

Suspension Notice shall only disclose the fact that a Suspension Reason has occurred and that such notice constitutes a Suspension Notice pursuant to this Section 2.5.

2.6   Registration Expenses

All fees and expenses of TERP incident to TERP’s performance of its obligations under this Article 2, including all registration and filing fees, all fees and expenses associated with filings required to be made with FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Shares), printing expenses (including expenses of printing certificates for the Registrable Shares and of printing prospectuses), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Shares, fees and expenses of counsel for TERP and its independent auditors, the fees and expenses of any special experts retained by TERP in connection with such registration, and the fees and expenses of other persons retained by TERP, will be borne by TERP whether or not the Shelf Registration Statement required to be filed pursuant to Section 2.1.1(a) becomes Effective; provided, however, that the fees and expenses of any counsel, accountants, or other persons retained or employed by any Holder will be borne by such Holder.

2.7   Indemnification

2.7.1 TERP agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder of Registrable Shares and their Affiliates, and each of their employees, advisors, agents, representatives, partners, officers, and directors and each Person who Controls such Holder or Affiliate and any agent or investment advisor thereof or thereto (other than, in each case, any underwriter participating in an offering of Shares or other securities of TERP) (collectively, the “Seller Affiliates”) (i) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.7.3) resulting from any untrue or alleged untrue statement of a material fact contained in the Shelf Registration Statement required to be filed pursuant to Section 2.1.1(a) or any amendment thereof or supplement thereto (or any documents incorporated therein by reference) or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any violation or alleged violation by TERP of the U.S. Securities Act, the U.S. Exchange Act, any state securities law or any rule or regulation promulgated under the U.S. Securities Act, the U.S. Exchange Act or any U.S. Securities Law and relating to action or inaction required of TERP in connection with registration or qualification thereunder or compliance therewith, (iii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (iv) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or violation of the U.S. Securities Laws, to the extent that any such expense or cost is not paid under subparagraph (i), (ii) or (iii) above; except insofar as any such statements are made in reliance upon and in conformity with information furnished in writing to TERP by such seller or any Seller Affiliate for use therein or arise from such Holder’s or any Seller Affiliate’s failure to deliver a copy of such Shelf Registration Statement or any amendments or supplements thereto after TERP has furnished such Holder or Seller Affiliate with a sufficient number of copies of the same.

2.7.2 Each Holder shall furnish to TERP in writing such information as TERP reasonably requests for use in connection with the Shelf Registration Statement required to be filed pursuant to Section 2.1.1(a) and, to the fullest extent permitted by law, will indemnify and reimburse TERP and its Affiliates and each of their employees, advisors, agents, representatives, partners, officers and directors and each Person who Controls TERP (excluding such Seller or any Seller Affiliate) and any agent or investment advisor thereof or thereto against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.7.3) resulting from any untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or any amendment thereof or supplement thereto (or any documents incorporated therein by reference) or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the Securities Act), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished in writing by such Holder or any of its Seller Affiliates expressly for use in such Shelf Registration Statement or any amendment thereof or supplement thereto; provided that the obligation to indemnify will be several, not joint and several, among such Holders of Registrable Shares, and the liability of each such Holder of Registrable Shares will be in proportion to, and will be limited to, the net amount received by such Holder from the sale of Registrable Shares pursuant to such Shelf Registration Statement; provided, however, that such Holder of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of such Shelf Registration Statement or amendment thereof or supplement thereto, such Holder has furnished in writing to TERP information which corrected or made not misleading information previously furnished to TERP.

2.7.3 Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (x) the indemnifying party has agreed to pay such fees or expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (z) such counsel has been retained due to a conflict as described below. If such defense is not assumed by an indemnifying party who is not entitled to, or elects not to, assume such defense, such indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party without any admission of liability on the part of such indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim (together with appropriate local counsel), unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

2.7.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.7.1 or Section 2.7.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7.4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.7.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.7.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.7.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in the Shelf Registration Statement, or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 2.7.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

2.7.5 If indemnification is available under this Section 2.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.7.1 and Section 2.7.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in Section 2.7.4 subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.7.2.

2.7.6 The indemnification and contribution provided for under this Agreement will (i) remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and (ii) will survive the transfer of securities and the termination of this Agreement.

2.8   Transfer of Registration Rights

The rights of each SunEdison Holder under this Agreement may, in such SunEdison Holder’s discretion, be assigned, in whole or in part, to any shareholder or creditor of SunEdison who is the direct transferee of all or any portion of such SunEdison Holder’s Registrable Shares and who agrees in writing to be subject to and bound by all the terms and conditions of this Agreement. For clarity, in the case of a transfer of less than all of such SunEdison Holder’s Registrable Shares, no such assignment will limit or otherwise impair such SunEdison Holder’s rights under this Agreement. The SunEdison Holder shall provide TERP with written notice promptly after such assignment, stating the name and address of the assignee and identifying the Shares as to which the rights under this Agreement are being assigned.

2.9   Preservation of Rights

TERP will not directly or indirectly enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates, conflicts with or subordinates the rights expressly granted to the Holders in this Agreement.

ARTICLE 3

 TERMINATION

3.1   Termination

The Holders may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall cease to apply to any particular Registrable Share upon the earliest of (i) one (1) year after the date of this Agreement, (ii) the date on which a Registration Statement with respect to the sale of such Share (or other security) shall have become Effective and such Share (or other security) shall have been disposed of in accordance with such Registration Statement, (iii) the date on which such Share (or other security) is freely tradable, without volume or manner of sale restrictions, under the U.S. Securities Act and (iv) the date on which such Share (or other security) shall have been transferred in a transaction in which rights under this Agreement are not assigned in accordance with Section 2.8.

ARTICLE 4

 MISCELLANEOUS

4.1   Enurement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4.2   Notices

Any notice, request, instruction or other document to be given hereunder by any party hereto to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, overnight courier or email:

if to a SunEdison Holder:

SunEdison, Inc,
Two CityPlace Drive, 2nd Floor
St. Louis, MO 63141

Attention:	Martin Truong (prior to SunEdison Holder's emergence from Chapter 11) Richard Katz (after SunEdison Holder's emergence from Chapter 11)
E-mail:	mtruong@sunedison.com rich.katz@torquepointllc.com

with a copy to (prior to SunEdison Holder’s emergence from Chapter 11):

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square New York, New York 10036

Attention:	Jay M. Goffman and J. Eric Ivester
Fax Number:	(917) 777-2120 (917) 777-3111
E-mail:	jay.goffman@skadden.com eric.ivester@skadden.com

with a copy to (after SunEdison Holder’s emergence from Chapter 11):

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036

Attention:	Arik Preis and Jeffrey Kochian
Fax Number:	(212) 872-1002
E-mail:	apreis@akingump.com jkochian@akingump.com

if to TERP:

TerraForm Power, Inc.
7550 Wisconsin Ave.
 Bethesda, MD 20814

Attention:	General Counsel
Andrea Rocheleau
Fax number:	+1 240 264 8100
E-mail:	andrea.rocheleau@brookfieldrenewable.com

or to such other persons or addresses as may be designated in writing by the party hereto to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) Business Days after deposit in the mail, if sent by registered or certified mail; on the next Business Day after deposit with an overnight courier, if sent by an overnight courier; when sent by email if sent by email.

4.3   Authority

Each of the parties hereto represents to the other that (i) it has the corporate or partnership power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate or partnership action and no such further action is required, (iii) it has duly and validly executed and delivered this Agreement, and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

4.4   Further Assurances

Each of the parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use commercially reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

4.5   Counterparts

This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

TERRAFORM POWER, INC.

By:	/s/ Sebastian Deschler
Name: Sebastian Deschler
Title: Senior Vice President, General Counsel and Secretary

SUNEDISON, INC.

By:	/s/ John S. Dubel
Name: John S. Dubel
Title: CRO

SUNEDISON HOLDINGS CORPORATION

By:	/s/ John S. Dubel
Name: John S. Dubel
Title: CRO

SUNE ML1, LLC

By:	/s/ John S. Dubel
Name: John S. Dubel
Title: CRO